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                           Exhibit 23

               Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-3 (No. 33-56252), Form S-4 (No. 33-59286) and Form S-8 (Nos. 33-01893, 33-06261,
33-45900, 33-39529, 33-63732, 33-61240, 33-61238, 33-50369 and 33-52699)
of Crown Cork & Seal Company, Inc. of our report dated March 14, 1994 appearing on page 18 of this form 10-K.

PRICE WATERHOUSE


Philadelphia, Pennsylvania
March 29, 1994